SUPPLEMENT DATED JUNE 9, 2010 TO THE STATEMENT OF
ADDITIONAL INFORMATION OF MARKET VECTORS ETF TRUST
Dated May 1, 2010

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Brazil Small-Cap ETF, Market Vectors Poland ETF and Market Vectors Vietnam ETF (each a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective June 9, 2010, Van Eck Associates Corporation, the investment adviser to the Funds, agreed to lower each Fund’s expense cap to prevent Fund operating expenses (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% (with respect to Market Vectors Brazil Small-Cap ETF), 0.65% (with respect to Market Vectors Poland ETF) and 0.76% (with respect to Market Vectors Vietnam ETF ) of the respective Fund’s average daily net assets per year until at least May 1, 2011.

The paragraph titled “Compensation” on page 23 of the Statement of Additional Information is deleted and replaced with the following:

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50% . From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Environmental Services ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF), 0.59% (with respect to Market Vectors Coal ETF and Market Vectors Junior Gold Miners ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF, Market Vectors Nuclear Energy ETF and Market Vectors Russia ETF), 0.65% (with respect Market Vectors Gaming ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Brazil Small-Cap ETF and Market Vectors Poland ETF), 0.68% (with respect to Market Vectors Indonesia Index ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.83% (with respect to Market Vectors Africa Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

In addition, the Creation Transaction and Redemption Transaction Fees with respect to the Market Vectors Poland ETF are being reduced from $1,000 to $600. As a result, the paragraphs titled “Creation Transaction Fee” and “Redemption of Creation Units” on pages 35-36 of the Statement of Additional Information are deleted and replaced with the following:

Creation Transaction Fee

Each Fund imposes a fixed creation transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF) payable to the Custodian on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) The Fund may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation

Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information —Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in each Fund’s Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Each Fund imposes a redemption transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF), which is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Please retain this supplement for future reference.